                                                                   EXHIBIT 10.g

SUBJECT:          LONG TERM INCENTIVE PLAN                  (Completely Revised)

POLICY
------

CERTAIN OFFICERS AND HUFFY COMPANY PRESIDENTS SHALL PARTICIPATE IN A LONG TERM INCENTIVE PLAN OF COMPENSATION. THE PURPOSE OF THE LONG TERM INCENTIVE PLAN SHALL BE TO PROVIDE AN INCENTIVE FOR LONG TERM PERFORMANCE AND BE COMPETITIVE WITH THE MARKETPLACE.


                                                                   Award as a % of
                                                               Base Salary on January 1
                                                               ------------------------
   I.  Participants                                            Target          Maximum
       ------------                                            ------          -------
       A.    Chairman, President and Chief Executive              50%               100%
             Officer



       B.    Vice President-General Counsel &                     25%                50%
                Secretary
             Vice President-Finance and
                Chief Financial Officer
             Vice President and Controller
             Vice President-Human Resources and
               Organization Development
             President & General Manager - HBC
             President & General Manager - HSC
             President & General Manager - HSF
             President & General Manager - WIS
             President & General Manager - TTH




  II.  Measurement
       -----------

       Based on performance of measures weighted as follows:
             Corporate Officers                               Huffy Company Presidents
             ------------------                               ------------------------
             1.  Corporate RONA - 33 1/3%                     1.  Huffy Company RONA - 50%
             2.  EPS - 33 1/3%                                2.  Corporate EPS - 25%
             3.  TSR - 33 1/3%                                3.  Corporate TSR - 25%



       A.    Award Cycle
             -----------

             The award cycle shall be rolling three year performance periods.

       B.    Salary Basis
             ------------

             Awards under this plan are to be based upon the participant's actual base salary as of January 1 of each new award cycle.




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Part No. TS 136                                                      Page 1 of 4

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SUBJECT:       LONG TERM INCENTIVE PLAN                  (Completely Revised)



          EXCEPTIONS: In order to transition from the prior long term incentive plan to this new long term incentive plan the first three performance periods and the percent of target award each participant shall be eligible for will be as follows:

                                               % of Target Award Participant
          Performance Period                         is Eligible for
          ------------------                         ---------------
          1.  01/01/98 to 12/31/98                             33 1/3%
          2.  01/01/98 to 12/31/99                             66 2/3%
          3.  01/01/98 to 12/31/00                            100    %



       C. Definitions
          -----------

          Corporate RONA: Consolidated RONA as defined in Policy number 128.
          --------------


          Huffy Company RONA:  As defined in Policy number 128.
          -------------------

          EPS:  Earnings per common share

          TSR: Total Shareholder Return being (i) the annual average rate of growth calculated as:

                (Stock Price(EOY) + Dividends Declared) - Stock Price BOY = Rate
                ---------------------------------------------------------------
                                     Stock Price (BOY)

                  (ii) adding such Rate increases and/or decreases for each calendar year in the LTIP cycle and (iii) dividing the result by the number of calendar years in the LTIP cycle.

           STOCK PRICE(BOY):  Beginning of your stock price means the arithmetic average of the closing price of Huffy Common
                              Stock on each Friday during the calendar quarter immediately preceding January 1 of the next calendar year.

           STOCK PRICE(EOY):  End of year stock price means the arithmetic average of the closing price of Huffy common stock on each Friday during the final calendar quarter of the year.

       D. GOALS:  Goals for each measure shall be the goals in the final year of the performance period approved by the Compensation Committee of the Board of Directors. (Note: TSR results for any performance period shall be calculated as defined in the preceding sections).



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Part No. TS 136                                                      Page 2 of 4



SUBJECT:          LONG TERM INCENTIVE PLAN                  (Completely Revised)



       E.  Award Scales(1)
           ------------
       Actual Huffy/Corporate                                  % of Award
         Results versus Goal                                       Earned
         -------------------                                       ------
       Less than       90%                                             0%
                       90% Threshold                                  50%
                       95%                                            75%
                      100% Target                                    100%
                      105%                                       133 1/3%
                      110%                                       166 2/3%
                      115% Maximum                                   200%


1 Scale is linear between points and shall be interpolated to the nearest 1/10th of 1% to determine award level.

III. Payment forms and Manner
     ------------------------

     100% of the award earned under each award cycle shall be paid in cash as soon as practicable following completion of an award cycle subject to approval by the Compensation Committee of the Board of Directors of such payments.

IV.  Implementation
     --------------

     Individuals in an eligible position as of the first business day of the calendar year will be eligible for 100% of the award cycle in such year and a pro-rated portion of other award cycles currently in process.

     Generally, individuals newly hired or newly promoted to an eligible position after the first business day of the year will be eligible for a pro-rated award for the award cycle commencing in the year of hire or promotion and other award cycles currently in process based on the number of full calendar quarters remaining in the award cycles. However, no individual who becomes an eligible participant after June 30 will be eligible for any award for the award cycle ending the year of hire or promotion.

     Current participants who are transferred or promoted to another position will be eligible for pro-rated awards based on the number of full and partial quarters worked in the old and new position for award cycles in progress. However, transfers and promotions occurring after June 30 for an award cycle ending in the year of transfer or promotion will be treated as having worked in the old position for 100% of that award cycle.






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Part No. TS 136                                                      Page 3 of 4

SUBJECT: LONG TERM INCENTIVE PLAN                          (Completely Revised)

     Employees who are demoted to a non-eligible position for any reason other than health will not be eligible for payment of any award for any award cycle. If an employee is demoted to a non-eligible position due to health reasons, and if deemed acceptable to the Chief Executive Officer in his sole discretion, the employee will be eligible for a pro-rated award based on the number of full calendar quarters during which the employee was in an eligible position. However, no award will be earned for an award cycle in which the employee was not an eligible participant for at least two full calendar quarters.

     Employees who terminate employment by reason of disability (as deemed disabled by the Corporation's long-term disability insurance carrier), early or normal retirement or by death shall be eligible for a pro-rated award based on the number of full calendar years completed for any award cycle.

     Payments will be made to the estate of deceased participants.




 V.  Distribution
     ------------

     Distribution shall be limited to Corporate Officers, Huffy Company President and the Director of Corporate Human Resources.












 /s/ Stanley H. Davis                       /s/ Don R. Graber
-------------------------------------      -------------------------------------
Vice President - Human Resources and       Chairman, President and
Organization Development                   Chief Executive Officer






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Part No. TS 136                                                      Page 4 of 4